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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

HARRAH'S ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-10410 (Commission File Number)	62-1411755 (I.R.S. Employer Identification No.)
ONE HARRAH'S COURT LAS VEGAS, NEVADA (Address of Principal Executive Offices)	89119 (Zip Code)

(702) 407-6000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Text of press release, dated April 22, 2003, of the Registrant.

Item 9. Regulation FD Disclosure

        The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

        The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Registrant, dated April 22, 2003, reporting the Registrant's financial results for the quarter ended March 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH'S ENTERTAINMENT, INC.
Date: April 22, 2003	By:	/s/ STEPHEN H. BRAMMELL Name: Stephen H. Brammell Title: Senior Vice President, General Counsel, and Corporate Secretary

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE